UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 20, 2024

EQUITY COMMONWEALTH
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

Two North Riverside Plaza, Suite 2000, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)
(312) 646-2800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title Of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest	EQC	New York Stock Exchange
6.50% Series D Cumulative Convertible Preferred Shares of Beneficial Interest	EQCpD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On September 20, 2024, Equity Commonwealth (the “Company”) issued a press release announcing that its Board of Trustees has established October 1, 2024 as the record date (the “Record Date”) for the special shareholder meeting (the “Special Shareholder Meeting”) at which the Company will seek shareholder approval of its proposed Plan of Sale and Dissolution (the “Plan of Sale”) as disclosed in the preliminary proxy statement (the “Preliminary Proxy”) filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on September 19, 2024.  The Record Date is subject to change. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It
In connection with the Plan of Sale, the Company filed the Preliminary Proxy on September 19, 2024 and will file a definitive proxy statement with the SEC, as well as other relevant materials, after receiving clearance from the SEC. This communication is not a substitute for the Preliminary Proxy or the definitive proxy statement or for any other document that the Company has filed or may file with the SEC or send to the Company’s shareholders in connection with the Special Shareholder Meeting. The Preliminary Proxy and the definitive proxy statement and any such other document will be made available to the Company’s shareholders at no expense to them and copies may be obtained free of charge on the Company’s website at www.eqcre.com or on the SEC’s website at www.sec.gov. Shareholders of the Company are urged to read the Preliminary Proxy and the definitive proxy statement and any other relevant materials when they become available before making any voting or investment decision with respect to the proposed Plan of Sale because they will contain important information about the Company and the proposed Plan of Sale.
Forward-Looking Statements
Some of the statements contained in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the federal securities laws. Any forward-looking statements contained in this Current Report on Form 8-K are intended to be made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. You can identify forward-looking statements by the use of forward-looking terminology, including but not limited to, “may,” “will,” “should,” “could,” “would,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this Current Report on Form 8-K reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q.

Item 9.01.  Financial Statements and Exhibits.
(d)  Exhibits

99.1	Press Release Dated September 20, 2024.

104	The cover page from this Current Report on form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY COMMONWEALTH
By:	/s/ William H. Griffiths
Name:	William H. Griffiths
Title:	Executive Vice President, Chief
Financial Officer and Treasurer
Date: September 20, 2024